CONFORMED COPY

                            SHARE EXCHANGE AGREEMENT

         This Share Exchange Agreement ("the Agreement"), dated as of the 23rd day of December 2004, by and among Gateway International Holdings, Inc., a Nevada corporation ("Gateway") ,and ESK, Inc. a California corporation doing business as ESK ("ESK") and the shareholders of ESK ("Shareholders"), with reference to the following:

                  A. The respective Boards of Directors of Gateway and ESK have deemed it advisable and in the best interests of Gateway and ESK that ESK be acquired by Gateway, pursuant to the terms and conditions set forth in this Agreement.

                  D. Gateway and ESK propose to enter into this Agreement which provides among other things that all of the outstanding shares of ESK be acquired by Gateway, in exchange for 200,000 shares of Gateway common stock and such additional items as more fully described in the Agreement and $50,000 paid $10,000 upon close and $40,000 over 12 months.

                  E. The parties desire the transaction to qualify as a tax-free reorganization under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                 THE ACQUISITION

SECTION 1.1 At the Closing, a total of 100 shares of common stock, which represents all of the issued and outstanding shares of ESK's capital stock shall be acquired by Gateway in exchange for 200,000 restricted shares of Gateway common stock Gateway (the "Initial Shares"). The Shares will be issued to Eric Thallmayer.

SECTION 1.2 At the Closing, the ESK shareholders will deliver certificates for the outstanding shares of ESK, duly endorsed so as to make Gateway the sole holder thereof, free and clear of all claims and encumbrances and Gateway shall deliver a transmittal letter directed to the transfer agent of Gateway directing the issuance of the Shares to the shareholders of ESK as set forth in Section
1.1 above.

SECTION 1.3 At the Closing, Gateway shall deliver a check for $10,00 as the first payment on $50,000 due as part of the total price of ESK.

SECTION 1.4. Following the reorganization, ESK will be a wholly owned subsidiary of Gateway.

                                   ARTICLE II
                                   THE CLOSING

SECTION 2.1 The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Gateway on or before December 23, 2004, (the "Closing Date") or at such other place or date and time as may be agreed to in writing by the parties hereto.

SECTION 2.2 The following conditions are a part of this Agreement and must be completed on the Closing Date, or such other date specified by the parties:

                           (a) ESK  agrees to credit  any  amount due to it from
Eran Engineering, Inc. and regard that amount as fully satisfied.

                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                                THE SHAREHOLDERS

         The Shareholders, jointly and severally, represent and warrant to Gateway as of the Closing Date as follows:

         SECTION 3.1 Organization and Qualification. ESK is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. ESK is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of ESK's Articles of Incorporation and By-laws, including all amendments thereto, have heretofore been delivered to Gateway.

SECTION 3.2       Capitalization.

         (a) The authorized capital stock of ESK consists of 1000 shares of common stock , no par value (the "ESK Common Stock"). As of the date hereof, there were 100 shares of ESK Common Stock issued and outstanding. All of the issued and outstanding shares of ESK Common Stock are duly authorized, validly issued, fully paid, non-assessable, free of preemptive rights and were issued in compliance with federal and applicable state securities laws. All of the issued and outstanding shares of ESK Common Stock held by the Shareholders are owned free and clear of all liens, claims, security interests, pledges and other encumbrances or restrictions on transfer.

         (b) As of the date hereof and except as ESK has previously advised Gateway, in writing, there are no outstanding subscriptions, options, calls, contracts, agreements, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating ESK or any subsidiary of ESK to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, shares of the capital stock of ESK or obligating ESK or any subsidiary of ESK to grant, or


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

enter into any such agreement or commitment, except for this Agreement. There are no outstanding or authorized stock appreciation, phantom stock, stock participation, or other similar rights with respect to ESK. There are no voting trusts, proxies, other agreements or understandings to which ESK, any subsidiary of ESK or the Shareholders are a party or are bound with respect to the voting of any shares of capital stock of ESK.

SECTION 3.3 Subsidiaries. ESK has no subsidiaries except those as set forth on Schedule 3.3 attached hereto.

SECTION 3.4       Authority; Non-Contravention; Approvals.

         (a) The Shareholders have the power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation by the Shareholders of the transactions contemplated hereby, have been duly authorized and approved by the Shareholders and no other legal proceedings are necessary to authorize the execution and delivery of this Agreement and the consummation by the Shareholders of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of the Shareholders and, assuming the due authorization, execution and delivery hereof by Gateway, constitutes a valid and binding agreement of each of the Shareholders, enforceable against each such Shareholder, in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (b) general equitable principles.

         (b) The execution and delivery of this Agreement by the Shareholders does not, and the consummation by the Shareholders of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of ESK or either Shareholder under any of the terms, conditions or provisions of
(i) the Articles of Incorporation or by-laws of ESK, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to ESK or either Shareholder or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which ESK or either Shareholder is now a party or by which ESK or either Shareholder or any of their respective properties or assets may be bound or affected.

         (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority, including the probate court, is necessary for the execution, delivery or performance of this Agreement by the Shareholders or the consummation by the Shareholders of the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which ESK or either Shareholder is a party, or to which any of them or any of their properties or assets are subject, is required for the execution, delivery or performance of this Agreement.


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

SECTION 3.5 Financial Statements. ESK shall deliver to Gateway copies of its financial statements for the fiscal years ending December 31, 2001, 2002 and 2003 (the "ESK Financial Statements"). ESK Financial Statements have been prepared on a consistent basis and fairly and accurately present the financial position of ESK as of the dates thereof and the results of operations and changes in financial position for the periods then ended.

SECTION 3.6 Absence of Undisclosed Liabilities. Except as expressly disclosed and described in ESK Financial Statements, neither ESK nor any of its subsidiaries had at September 25, 2004, or has incurred since that date, any liability, indebtedness, expense, claim, deficiency, guarantee or obligation of any type (whether absolute, accrued, contingent, matured, un-matured or otherwise) or of any nature, except (i) liabilities, obligations or contingencies which are accrued or reserved against in ESK Financial Statements or reflected in the notes thereto, and (ii) liabilities or obligations incurred in the ordinary course of business which, in the aggregate, do not exceed $10,000.

SECTION 3.7 Absence of Certain Changes or Events. From September 1, 2004 through the date hereof, there has not been any material adverse change in the business, operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of ESK, taken as a whole.

SECTION 3.8 Litigation. There are no claims, suits, actions, proceedings or investigations pending or, to the knowledge of the Shareholders, threatened against, relating to or affecting ESK, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator, and there is no basis known to either Shareholder for any of the foregoing, except as ESK has previously disclosed to Gateway, in writing. Neither ESK nor either Shareholder is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have any material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of ESK.

SECTION 3.9 Compliance with Laws; Permits. ESK is not in violation of, nor has it been given notice of or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority. As of the date of this Agreement, no investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of the Shareholders, threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. ESK holds all permits, licenses, certificates and other authorizations of foreign, federal, state and local governmental agencies required for the conduct of its business.

SECTION 3.10      Agreements, Contracts and Commitments.

         (a) Except as ESK has previously advised Gateway, in writing, ESK is not a party to nor is it bound by:


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

                  (i) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization;

                  (ii) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

                  (iii) any fidelity or surety bond or completion bond;

                  (iv) any lease of personal property with fixed annual rental payments in excess of $10,000;

                  (v) any agreement, contract, commitment or grant containing any covenant limiting the freedom of ESK to engage in any line of business or to compete with any person;

                  (vi) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $10,000 either individually or in the aggregate;

                  (vii) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of ESK's business;

                  (viii) any mortgage, indenture, loan or credit agreement, security agreement or other agreement or instrument relating to the borrowing of money, the extension of credit or placing of liens on any assets of ESK;

                  (ix) any guaranty of any obligation for borrowed money or otherwise;

                  (x) any purchase order or contract for the purchase of materials involving in excess of $10,000 either individually or in the aggregate;

                  (xi) any dealer, distribution, joint marketing or development agreement;

                  (xii)   any   sales    representative,    original   equipment
         manufacturer,   value  added,   remarketing  or  other   agreement  for
         distribution of ESK's products or services;

                  (xiii) any collective bargaining agreement or contract with any labor union;

                  (xiv) any bonus, pension, profit sharing, retirement or other form of deferred compensation plan;

                  (xv) any medical insurance or similar plan; or


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

                  (xvi) any other agreement, contract, commitment or grant pursuant to which the obligations of any party thereto is in excess of $10,000.

(b) ESK is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, grant, covenant, instrument, lease, license or commitment to which ESK is a party or by which its assets are bound (collectively, a "Contract"), nor is either Shareholder aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both. Each Contract is in full force and effect and is not subject to any default thereunder by any party obligated to ESK pursuant thereto. ESK has obtained, or will obtain prior to the Closing Date, all necessary consents, waivers and approvals of parties to any Contract as are required thereunder for such Contracts to remain in effect without modification or termination after the Closing. Following the Closing Date, ESK will be permitted to exercise all of its rights under the Contracts without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which ESK would otherwise be required to pay had the transactions contemplated by this Agreement not occurred.

SECTION 3.11      Tax Matters.

         (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or, collectively, "Taxes" means (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

         (b) Tax Returns and Audits.

                  (i) ESK has prepared and timely filed (or have properly filed the extensions for) all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to ESK, its subsidiaries or operations thereof and such Returns are true and correct and have been completed in accordance with applicable law.

                  (ii) ESK (A) has paid all Taxes it is  required to pay and has withheld with respect to its employees all federal and state income taxes, Federal Insurance Contribution Act ("FICA"), Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld, and (B) has accrued on ESK Financial Statements all Taxes attributable to the periods covered by ESK Financial Statements and has not incurred


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         any  liability for Taxes for the period prior to the Closing Date other than in the ordinary course of business.

                  (iii) ESK has not been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, assessed or proposed against ESK by the Internal Revenue Service (the "IRS") or any other governmental taxing authority, nor has ESK executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                  (iv) No audit or other examination of any Return of ESK or any of its subsidiaries is presently in progress, nor has ESK been notified of any request for such an audit or other examination.

                  (v) No adjustment relating to any Returns filed by ESK has been proposed formally or informally by any Tax authority to ESK or any representative thereof.

                  (vi) ESK has made available to Gateway or its legal counsel, copies of all federal and state income and all state sales and use Returns for ESK filed for the past five (5) years.

                  (vii) There are (and immediately following the Closing Date there will be) no liens, pledges, charges, claims, restrictions on transfer, mortgages, security interests or other encumbrances of any sort (collectively, "Liens") on the assets of ESK relating to or attributable to Taxes other than Liens for Taxes not yet due and payable.

                  (viii) Neither Shareholder has any knowledge of any basis for the assertion of any claim relating or attributable to Taxes, which, if adversely determined, would result in any Lien on the assets of ESK.

                  (ix) None of ESK's assets are treated as "tax-exempt use property" within the meaning of Section 168(h) of the Internal Revenue Code of 1986, as amended (the "Code").

                  (x) There is no any contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of ESK that, individually or collectively, could give rise to the payment of any amount that would not be deductible by ESK or its subsidiaries as an expense under applicable law.

                  (xi) ESK has not filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by ESK or its subsidiaries.

                  (xii) ESK is not a party to any tax sharing, indemnification or allocation agreement nor does ESK owe any amount under any such agreement.

SECTION 3.12      Employment.


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         (a) Except as ESK has previously  advised Gateway,  at the date hereof,
ESK does not maintain, contribute to or have any liability under any employee benefit plans, programs, arrangements or practices, including employee benefit plans within the meaning set forth in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any deferred compensation or retirement plans or arrangements, or other similar material arrangements for the provision of benefits (excluding any "Multi-employer Plan" within the meaning of Section 3(37) of ERISA or a "Multiple Employer Plan" within the meaning of
Section 413(c) of the Code). ESK does not have any obligation to create any such plan.

         (b) With respect to each plan that ESK has advised Gateway of: (i) ESK has performed in all material respects all obligations required to be performed by it under each such plan and each such plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, rules and regulations, including but not limited to the Code and ERISA; (ii) there are no actions, suits or claims pending or, to the knowledge of either Shareholder, threatened (other than routine claims for benefits) against any such plan; (iii) each such plan can be amended or terminated after the Closing Date in accordance with its terms, without liability to ESK; and (iv) there are no inquiries or proceedings pending or, to the knowledge of either Shareholder, threatened by the IRS or the Department of Labor with respect to any such plan.

         (c) At or prior to the Closing, ESK shall provide to Gateway a complete and accurate list of the employees for ESK, including job title, current compensation, vacation accrued and service credited for purposes of vesting and eligibility to participate under any pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership, severance pay, insurance, medical, welfare or vacation plan. No employee of ESK is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, non-competition, or proprietary rights agreement, between such employee and any other person or entity that in any way adversely affects or will affect (i) the performance of his or her duties as an employee of ESK, or (ii) the ability of ESK to conduct its business. Neither ESK nor the Shareholders have received verbal or written notice that any of the employees identified on such list will not will not continue their employment relationship with ESK after the Closing Date. All employees of ESK are terminable at will by ESK.

SECTION 3.13 Labor Controversies. There are no significant controversies pending or, to the knowledge of either Shareholder, threatened between ESK and its employees. There are no material organizational efforts presently being made involving any of the presently unorganized employees of ESK. ESK has complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, and the payment of social security and similar taxes, and no person has asserted that ESK is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

SECTION 3.14 Environmental Matters. Except as ESK has previously advised and informed Gateway, ESK (i) has obtained all applicable permits, licenses and other authorizations which are required under federal, state or local laws relating to pollution or protection of the environment ("Environmental Laws"),


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including  laws  relating  to  emissions,  discharges,  releases  or  threatened releases of pollutants, contaminants or hazardous or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes by ESK (or its agents); (ii) is in full compliance with, and not in violation of, any terms and conditions of any required permits, licenses
and  authorizations,  and  any  other  limitations,   restrictions,  conditions,
standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) is not aware of nor has it received notice of any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any Environmental Law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from ESK's (or any agent's) manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge or release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; (iv) has taken all actions necessary under applicable requirements of Environmental Laws, rules or regulations to register any products or materials required to be registered by ESK (or its agents) thereunder; and (v) has not transported, stored, used, manufactured, released, disposed of or handled any hazardous substance or any product containing a hazardous substance in violation of any Environmental Law.

SECTION 3.15 Interested Party Transactions. ESK is not a party to any oral or written (a) consulting or similar agreement with any present or former director, officer or employee or any entity controlled by any such person, (b) agreement with any executive officer or other key employee of ESK the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving ESK or any of its subsidiaries of the nature contemplated by this Agreement or (c) agreement with respect to any executive officer or other key employee of ESK providing any term of employment or compensation guarantee. ESK is not a party to any agreement, contract, lease, license, arrangement, or other understanding with either Shareholder or any employee of ESK, any relative or affiliate of either Shareholder or any employee of ESK, or any other partnership or enterprise in which either such Shareholder or any employee of ESK, or any such relative or affiliate thereof, had or now has a 5% or greater ownership interest, or other substantial interest, other than contracts or agreements of which ESK has previously provided to Gateway.

SECTION 3.16 Insurance. At or prior to the Closing, ESK shall provide Gateway with a list of all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of ESK. All insurance policies listed are in full force and effect. There is no claim by ESK pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and there is no retroactive premium adjustment obligation of any kind, and the is otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). Neither Shareholder has any knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

SECTION 3.17      Intellectual Property Rights.

         (a) At or prior to the Closing, ESK shall provide Gateway with a list of all of ESK's federal, state and foreign patents, inventions and discoveries that may be patentable, copyrights, trade names, trademarks, service marks and all pending applications for any patents or other intellectual property rights or in which ESK has any interest whatsoever and all other trade secrets, know-how, confidential information, customer lists, software, technical information, data, plans, drawings and blueprints and intellectual property rights, whether or not registered, created or used by or on behalf of ESK, in each case relating to its business (collectively, "ESK Intellectual Property Rights").

         (b) No person has a right to receive a royalty or similar payment in respect of any ESK Intellectual Property Rights. ESK does not have any licenses granted, sold or otherwise transferred by or to it or other agreements to which it is a party, relating in whole or in part to any of ESK Intellectual Property Rights, except as ESK has previously advised Gateway.

         (c) ESK Intellectual Property Rights are all those necessary for the operation of the business of ESK as it is currently conducted. ESK is the owner of all right, title, and interest in and to ESK Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances and other adverse claims, and has the right to use without payment to a third party all of ESK Intellectual Property Rights. All employees of ESK that work with or have access to ESK Intellectual Property Rights have signed nondisclosure agreements and intellectual property agreements.

         (d) None of ESK Intellectual Property Rights is involved in any pending or threatened litigation, nor has been the subject of any interference, opposition or cancellation proceedings. ESK has not received any notice of invalidity or infringement of any rights of others with respect to ESK Intellectual Property Rights. ESK has taken all reasonable and prudent steps to protect ESK Intellectual Property Rights from infringement by any other firm, corporation, entity or person. The use of ESK Intellectual Property Rights by ESK is not infringing upon or otherwise violating the rights of any third party in or to such ESK Intellectual Property Rights, nor has any third party alleged any such infringement. All of ESK Intellectual Property Rights are valid and enforceable rights of ESK or a subsidiary and will not cease to be valid and in full force and effect by reason of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement. To the knowledge of either Shareholder, there is no infringement by any third party of ESK Intellectual Property Rights.

SECTION 3.18 Books and Records. The books of account, minute books, stock record ledgers and other records of ESK, all of which have been made available to Gateway, are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of ESK contain accurate and complete records of all meetings held of, and corporate action taken by, the Shareholders, the Board of Directors and committees of the Board of Directors of ESK and no meeting of the Shareholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books.

SECTION 3.19      Title To and Condition of Properties.

(a) ESK owns good and marketable title to the properties and assets reflected on ESK Financial Statements or acquired since the date thereof, free and clear of all liens and encumbrances, except for (i) liens for current taxes not yet due and payable, and (ii) assets disposed of since December 31, 2003, in the ordinary course of business.

         (b) (i) ESK does not own any real estate; (ii) the properties subject to the real property leases provided to Gateway at or prior to Closing, constitute all of the real estate used or occupied by ESK (the "ESK Real Estate"), and (iii) ESK Real Estate has access, sufficient for the conduct of ESK's business, to public roads and to all utilities, including electricity, sanitary and storm sewer, potable water, natural gas and other utilities, used in the operations of ESK.

         (c) The real property leases provided to Gateway at or prior to Closing , are in full force and effect, and ESK has a valid and existing leasehold interest under each such lease for the term set forth therein. ESK has delivered to Gateway complete and accurate copies of each of the leases and none of such leases has been modified in any respect, except to the extent that the copies delivered to Gateway disclose such modifications. ESK is not in default, and no circumstances exist which could result in such default, under any of such leases, nor, to the knowledge of either Shareholder, is any other party to any of such leases in default.

         (d) All of the buildings, machinery, equipment and other tangible assets necessary for the conduct of ESK's business are in good condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business. A complete list of all items of machinery and equipment used in the business of ESK shall be provided to Gateway at or prior to the Closing. ESK owns or leases under valid leases, all buildings, machinery, equipment and other tangible assets necessary for the conduct of its business. At or prior to the Closing, ESK shall deliver to Gateway a complete and accurate copies of all equipment leases. None of such equipment leases has been modified in any respect, except to the extent that the copies disclose such modifications delivered to Gateway. ESK is not in default, and no circumstances exist which could result in such default, under any of such equipment leases, nor, to the knowledge of the Shareholder, is any other party to any of such equipment leases in default.

         (e) ESK is not in any material respect in violation of any applicable zoning ordinance or other law, regulation or requirement relating to the operation of any properties used in the operation of its business, and ESK has not received any notice of any such violation, or of the existence of any condemnation proceeding with respect to any properties owned or leased by ESK.

SECTION 3.20 Representations Complete. None of the representations or warranties nor any statement made by either Shareholder in this Agreement or any Schedule or certificate furnished by the Shareholders pursuant to this Agreement, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF GATEWAY

         Gateway hereby represents and warrants to the Shareholders as of the Closing Date as follows:

SECTION 4.1 Organization and Qualification. Gateway is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Gateway is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of Gateway's Articles of Incorporation and By-laws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to ESK.

SECTION 4.2 Capitalization. The authorized capital stock of Gateway consists of 100,000,000 shares of Gateway Common Stock and no shares of preferred stock ("Gateway Preferred Stock"). As of December 23, 2004, there were 34,242,000 shares of Gateway Common Stock issued and outstanding and no shares of Gateway Preferred Stock outstanding. All of the issued and outstanding shares of Gateway Common Stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.

SECTION 4.3       Authority, Non-Contravention, and Approvals.

         (a) Gateway has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Gateway's Board of Directors has duly authorized the execution and delivery of this Agreement, and the consummation by Gateway of the transactions contemplated hereby, and no other corporate proceedings on the part of Gateway are necessary to authorize the execution and delivery of this Agreement and the consummation by Gateway of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Gateway and, assuming the due authorization, execution and delivery hereof by the Shareholders, constitutes a valid and binding agreement of Gateway, enforceable against Gateway in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (b) general equitable principles.

         (b) The execution and delivery of this Agreement by Gateway does not, and the consummation by Gateway of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Gateway under any of the terms, conditions or provisions of (i) the charter or by-laws of Gateway,
(ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Gateway or any of its properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Gateway is now a party or by which Gateway or any of its properties or assets may be bound or affected.

         (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Gateway or the consummation by Gateway of the transactions contemplated hereby.

SECTION 4.4 Absence of Certain Changes or Events. From January 1, 2004 through the date hereof, there has not been any material adverse change in the business, operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of Gateway and its subsidiaries, taken as a whole.

SECTION 4.5 Litigation. There are no claims, suits, actions, proceedings or investigations pending or, to the knowledge of Gateway, threatened against, relating to or affecting Gateway or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator, except as previously disclosed by Gateway to ESK. Neither Gateway nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have any material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Gateway and its subsidiaries.

SECTION 4.6 Compliance with Laws. Neither Gateway nor any of its subsidiaries is in violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority, except for violations which, in the aggregate, do not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Gateway and its subsidiaries, taken as a whole. As of the date of this Agreement, to the knowledge of Gateway, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same.

                                    ARTICLE V
          ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
                              CONCERNING THE SHARES

         Each Shareholder hereby represents and warrants to Gateway as of the Closing Date as follows:

SECTION 5.1       Purchase Entirely For Own Account.

         This  Agreement  is made with each  Shareholder  in reliance  upon such
Shareholder's representation to Gateway, which by such Shareholder's execution of this Agreement such Shareholder hereby confirms, that the Shares to be acquired by such Shareholder will be acquired for investment for such Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Shareholder further represents that such Shareholder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any person, with respect to any of the Shares.

SECTION 5.2       Disclosure Of Information.

         Each Shareholder believes it or he has received all of the information it or he considers necessary or appropriate for deciding whether to acquire the Shares. Each Shareholder further represents that it or he has had an opportunity to ask questions and receive answers from Gateway regarding the Shares. The foregoing, however, does not limit or modify the representations and warranties of Gateway contained in Article 4 or the right of each Shareholder to rely thereon.

SECTION 5.3       Restricted Securities.

         Each Shareholder understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Shareholder's representations as expressed herein. Each Shareholder understands that such unregistered the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Shareholder must hold the Shares unless and until they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Each Shareholder acknowledges that Gateway has no obligation to register or qualify any of the Shares for resale. Each Shareholder further acknowledges that if an exemption from registration or qualification is available, such as that under Rule 144 under the Securities Act, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the one (1) year holding period for the Shares, and on requirements relating to Gateway which are outside of such Shareholder's control.

SECTION 5.4       Legends.

         (a) Each Shareholder understands that the certificates representing the Shares, and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends:

                  (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR
INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE PURCHASER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933"; and

                  (ii) Any legends required by the laws of the State of California, including any legend required by the California Department of Corporations.

                                   ARTICLE VI
                              CONDITIONS TO CLOSING

SECTION 6.1 Conditions to Obligations of ESK. The obligation of ESK to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by ESK.

                  (a) Representations and Warranties. There shall be no information disclosed in the schedules delivered by Gateway, which in the opinion of ESK would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of Gateway set forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

                  (b) Performance of Obligations. Gateway shall have in all material respects performed all agreements required to be performed by it under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and Gateway shall have complied in all material respects with the course of conduct required by this Agreement.

                  (c) Consents. Execution of this Agreement by the shareholders of ESK and any consents necessary for or approval of any party listed on any Schedule delivered by Gateway whose consent or approval is required pursuant thereto shall have been obtained.

SECTION 6.2 Conditions to Obligations of Gateway. The obligation of Gateway to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless waived in writing by Gateway.

                  (a)  Representations   and  Warranties.   There  shall  be  no
information disclosed in the schedules delivered by the Shareholders, which in the opinion of Gateway, would materially adversely affect the proposed transaction and intent of the parties as set forth in this Agreement. The representations and warranties of the Shareholders set forth in Articles 3 and 5 hereof shall be true and correct in all material respects as of the date of this

Agreement and as of the Closing as though made on and as of the Closing, except as otherwise permitted by this Agreement.

         (b) Performance of Obligations. The Shareholders shall have in all material respects performed all agreements required to be performed by them under this Agreement and shall have performed in all material respects any actions contemplated by this Agreement prior to or on the Closing and ESK shall have complied in all respects with the course of conduct required by this Agreement.

                  (c) Consents. Any consents necessary for or approval of any party listed on any Schedule delivered by the Shareholders, whose consent or approval is required pursuant thereto, shall have been obtained.

                  (d) Statutory Requirements. All statutory requirements for the valid consummation by the Shareholders of the transactions contemplated by this Agreement shall have been fulfilled.

                  (e) Governmental Approval. All authorizations, consents, approvals, permits and orders of all federal and state governmental agencies required to be obtained by ESK for consummation of the transactions contemplated by this Agreement shall have been obtained.

                                   ARTICLE VII
                          MATTERS SUBSEQUENT TO CLOSING

SECTION 7.1 Covenant of Further Assurance. The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

                                  ARTICLE VIII
                     NATURE AND SURVIVAL OF REPRESENTATIONS

SECTION 8.1 All statements contained in any written certificate, schedule, exhibit or other written instrument delivered by Gateway or ESK pursuant hereto, or otherwise adopted by Gateway, by its written approval, or by ESK by its written approval, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by Gateway or ESK as the case may be. All representations, warranties and agreements made by either party shall survive for the period of the applicable statute of limitations and until the discovery of any claim, loss, liability or other matter based on fraud, if longer.

                                   ARTICLE IX
                          SHAREHOLDERS INDEMNIFICATION

         Following the Closing, each of the Shareholders, jointly and severally, agrees to protect, defend, indemnify and hold Gateway harmless with respect to any and all claims, demands, suits, actions, administrative proceedings, losses, damages, obligations, liabilities, costs and expenses, including without limitation reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions which arise as a result of or which are related to any active or passive act, omission, occurrence, event or condition that occurred prior to the Closing Date in connection with any misrepresentation or breach of any of the representations, covenants or warranties of the Shareholders contained herein.

                                    ARTICLE X
                                  MISCELLANEOUS

SECTION 10.1 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of California excluding the conflicts of laws.

SECTION 10.2 Notices. All notices necessary or appropriate under this Agreement shall be effective when personally delivered or deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties last known address which addresses are currently as follows:

         If to Gateway                               If to the Shareholders

         Mr. Larry Consalvi                          Mr. Eric Thallmayer
         Gateway International Holdings, Inc.        ESK, Inc.
         3840 East Eagle Drive                       640 S. Grand, Suite 3103
         Anaheim, CA  92807                          Santa Ana, California 92704

SECTION 10.3 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing signed by an authorized officer at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

                  (a) Extend the time for the performance of any of the obligations of the other;

                  (b) Waive any inaccuracies in representations by the other contained in this Agreement or in any document delivered pursuant hereto;

                  (c) Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

                  (d) Waive the fulfillment of any condition that is precedent to the performance by the party so waiving of any of its obligations under this Agreement.

         Any writing on the part of a party relating to such amendment, extension or waiver as provided in this Section 10.3 shall be valid if authorized or ratified by the Board of Directors of such party.

SECTION 10.4 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by Gateway or ESK shall not constitute a waiver of the right to pursue other available remedies.

SECTION 10.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 10.6 Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of Gateway and ESK and its shareholders.

SECTION 10.7 Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties.

SECTION 10.8 Cost and Expenses. ESK shall bear all expenses incurred in connection with the negotiation, execution, closing, and performance of this Agreement, including counsel fees and accountant fees.

SECTION 10.9 Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         Executed as of the date first written above.

         Gateway International Holdings, Inc.            ESK, Inc.

         By:         // S //                      By:     // S //
             --------------------------------        ---------------------------
              Larry Consalvi, President               Eric Thallmayer, President

         The undersigned hereby approves the Share Exchange Agreement with Gateway International Holdings, Inc. The undersigned hereby represent and warrant that the undersigned have read the Share Exchange Agreement and understand its terms and conditions.

Shareholders of Gledhill/Lyons, Inc.

                       // S //                       Date: December 23, 2004
         -------------------------------------
         Eric Thallmayer


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